UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2024

SPRINGBIG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

621 NW 53rd Street
Ste. 500
Boca Raton,	Florida	33487
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (800) 972-9172

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2024, SpringBig Holdings, Inc. announced its financial results for the quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

As previously reported, on January 23, 2024, the Company entered into a note purchase agreement pursuant to which it issued $6.4 million of 8% Senior Secured Convertible Promissory Notes due 2026 (the “Convertible Notes”) and $1.6 million of 12% Senior Secured Term Promissory Notes due 2026 (the “Term Notes”) in a private placement with the purchasers party thereto (the “Purchasers”). In connection with the closing of the notes, the Company entered into a Director Nomination Agreement (“Nomination Agreement”) on the same date with Shalcor Management, Inc., an Alberta corporation (“Shalcor”), and Lightbank II, L.P., a Delaware limited partnership (“Lightbank” and, together with Shalcor, the “Investors”), each of which is a Purchaser. Shalcor and Lightbank purchased $2,800,000 and $2,400,000 of Convertible Notes, respectively, and $700,000 and $600,000 of Term Notes, respectively.

On May 10, 2024, pursuant to the Nomination Agreement, the Board appointed Mark Silver as a Class I director of the Board. Except for the Nomination Agreement, Mr. Silver was not selected pursuant to any arrangement or understanding between him and any other person. As of May 10, 2024, the Board comprised of Jeffrey Harris, Shawn Dym, Matt Sacks, Sergey Sherman and Mr. Silver.

Mr. Silver is President of Optus Capital Corporation. Mr. Silver has made significant real estate investments in both development stage and income producing properties in the residential, commercial and industrial sectors over his 36-year business career. Over the last 23 years, these investments have been made through his company, Optus Capital Corporation. Mr. Silver was a founding partner and Chief Executive Officer of Universal Energy, which was sold in 2009 to Just Energy Group Inc. He co-founded Direct Energy Marketing and grew the company to over $1.3 billion in revenues before selling to Centrica PLC (also known as British Gas) in 2000. Mr. Silver is Chairman and Chief Executive Officer of Eddy Smart Home Solutions Ltd.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by SpringBig Holdings, Inc. on May 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

May 14, 2024	By:	/s/ Jeffrey Harris
Name: Jeffrey Harris
Title: Chief Executive Officer